ITW Conference Call

Fourth Quarter

2007

Exhibit 99.2

ITW
Agenda

1.  Introduction…………………….. John Brooklier/David Speer

2.  Financial Overview…………….. Ron Kropp

3.  Operating Segments………..…. John Brooklier

4.  Forecast 2008……….…….….… Ron Kropp

5.  Q & A………………......………… John Brooklier/Ron Kropp/David Speer

ITW
Forward - Looking Statements

This conference call contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding end market conditions, revenue growth, earnings growth, operating income, tax rates, use of free cash, share repurchases and potential acquisitions for the 2008 full year and the Company’s related forecasts.  These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated.
Important risks that may influence future results include (1) a downturn or further downturn in the construction, general industrial, automotive or food institutional and service markets, (2) deterioration in international and domestic business and economic conditions, particularly in North America,
Europe, Asia or Australia, (3) the unfavorable impact of foreign currency fluctuations and costs of raw materials, (4) an interruption in, or reduction in, introducing new products into the Company’s product lines, (5) an unfavorable environment for making acquisitions, domestic and international, including adverse accounting or regulatory requirements and market values of candidates, and (6) unfavorable tax law changes and tax authority rulings.  The risks covered here are not all inclusive and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-
looking statements as a prediction of actual results.

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Webcast / PowerPoint replay available at
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ITW
Quarterly Highlights

2006

2007

Q4

Q4

Amount

%

Operating Revenues

3,570.4

4,244.1

673.7

18.9%

Operating Income

582.5

665.7

83.2

14.3%

% of Revenues

16.3%

15.7%

-0.6%

Income from Continuing Operations

Income Amount

416.8

469.9

53.1

12.7%

Income Per Share-Diluted

0.73

0.87

0.14

19.2%

Net Income

Income Amount

439.3

470.7

31.4

7.2%

Income Per Share-Diluted

0.77

0.87

0.10

13.0%

Average Invested Capital

9,713.9

10,641.0

(927.1)

-9.5%

Return on Average Invested Capital

17.4%

18.3%

0.9%

Free Operating Cash Flow

665.2

694.4

29.2

4.4%

F(U) Last Year

ITW
Quarterly Operating Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Manufacturing Business

Operating Leverage

2.5%

6.2%

0.6%

Nonvolume-related

-

-1.6%

-0.3%

Total

2.5%

4.6%

0.3%

Acquisitions

10.8%

3.5%

-1.1%

Divestitures

-0.2%

-0.1%

-

Translation

6.1%

5.8%

-

Impairment

-

1.0%

0.2%

Restructuring

-

-0.5%

-0.1%

Intercompany/Other

-0.3%

-

0.1%

Total

18.9%

14.3%

-0.6%

% F(U) Prior Year

ITW
Full Year Highlights

2006

2007

Amount

%

Operating Revenues

13,799.0

16,170.6

2,371.6

17.2%

Operating Income

2,385.4

2,623.8

238.4

10.0%

% of Revenues

17.3%

16.2%

-1.1%

Income from Continuing Operations

Income Amount

1,680.6

1,826.1

145.5

8.7%

Income Per Share-Diluted

2.95

3.28

0.33

11.2%

Net Income

Income Amount

1,717.7

1,869.9

152.2

8.9%

Income Per Share-Diluted

3.01

3.36

0.35

11.6%

Free Operating Cash Flow

1,765.0

2,130.6

365.6

20.7%

F(U) Last Year

ITW
Full Year Operating Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Manufacturing Business

Operating Leverage

1.8%

4.3%

0.4%

Nonvolume-related

-

-0.1%

-

Total

1.8%

4.2%

0.4%

Acquisitions

11.3%

2.1%

-1.5%

Divestitures

-0.1%

-

-

Translation

4.1%

3.7%

-

Impairment

-

0.7%

0.1%

Restructuring

-

-0.7%

-0.1%

Intercompany/Other

0.1%

-

-

Total

17.2%

10.0%

-1.1%

% F(U) Prior Year

ITW
Non Operating & Taxes

2006

2007

Q4

Q4

Amount

%

Operating Income

582.5

665.7

83.2

14.3%

Interest Expense

(26.9)

(26.3)

0.6

Other Income

17.8

2.0

(15.8)

Income from Continuing Operations-Pretax

573.4

641.4

68.0

11.9%

Income Taxes

156.6

171.5

(14.9)

% to Pretax Income

27.3%

26.7%

0.6%

Income from Continuing Operations

416.8

469.9

53.1

12.7%

Income from Discontinued Operations

22.5

0.8

(21.7)

Net Income

439.3

470.7

31.4

7.2%

F(U) Last Year

ITW
Invested Capital

12/31/06

9/30/07

12/31/07

Trade Receivables

2,471.3

2,842.4

2,915.5

Days Sales Outstanding

62.3

62.8

61.8

Inventories

1,482.5

1,607.8

1,625.8

Months on Hand

1.9

1.8

1.8

Prepaids and Other Current Assets

465.5

431.9

607.7

Accounts Payable & Accrued Expenses

(1,895.2)

(2,027.2)

(2,196.0)

Operating Working Capital

2,524.1

2,854.9

2,953.0

% to Revenue(Prior 4 Qtrs.)

18%

18%

18%

Net Plant & Equipment

2,053.5

2,120.6

2,194.0

Investments

595.1

546.3

507.6

Goodwill and Intangibles

5,138.7

5,594.4

5,683.3

Other, net

(465.8)

(657.3)

(514.8)

Invested Capital

9,845.6

10,458.9

10,823.1

ITW
Debt & Equity

12/31/06

9/30/07

12/31/07

Total Capital

Short Term Debt

462.7

101.4

410.5

Long Term Debt

955.6

1,573.1

1,888.8

Total Debt

1,418.3

1,674.5

2,299.3

Stockholders' Equity

9,017.5

9,386.5

9,351.3

Total Capital

10,435.8

11,061.0

11,650.6

Less:

Cash

(590.2)

(602.1)

(827.5)

Net Debt & Equity

9,845.6

10,458.9

10,823.1

Debt to Total Capital

14%

15%

20%

ITW
Cash Flow

2006

2007

Q4

Q4

Net Income

439.3

470.7

Adjust for Non-Cash Items

172.2

141.8

Changes in Operating Assets & Liabilities

131.9

180.6

Net Cash From Operating Activities

743.4

793.1

Additions to Plant & Equipment

(78.2)

(98.7)

Free Operating Cash Flow

665.2

694.4

Stock Repurchase

(198.9)

(798.9)

Acquisitions

(650.4)

(193.2)

Purchase of Investments

(19.5)

(20.6)

Dividends

(119.0)

(152.3)

Debt

(89.5)

591.6

Proceeds from Investments

335.0

40.5

Other

49.4

63.9

Net Cash Increase (Decrease)

(27.7)

225.4

ITW
Return on Average Invested Capital

2006

2007

F(U)

Q4

Q4

Prior Yr.

Operating Income after Taxes

423.4

487.7

64.3

Operating Margins

11.9%

11.5%

-0.4%

Average Invested Capital

9,713.9

10,641.0

(927.1)

Capital Turnover

1.47

1.60

0.13

Return on Average Invested Capital

17.4%

18.3%

0.9%

2006

2007

F(U)

Year to Date

Q4

Q4

Prior Yr.

Operating Income after Taxes

1,676.7

1,856.3

179.6

Operating Margins

12.2%

11.5%

-0.7%

Average Invested Capital

9,160.7

10,327.0

(1,166.3)

Capital Turnover

1.51

1.57

0.06

Return on Average Invested Capital

18.3%

18.0%

-0.3%

ITW
Acquisitions

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Annual Revenues Acquired

353

154

388

820

399

213

218

165

Purchase Price

Cash Paid

199

82

447

650

263

216

235

163

Stock Issued

163

-

-

-

-

-

-

-

Total

362

82

447

650

263

216

235

163

Number of Acquisitions

North America

Engineered Products

2

4

5

4

2

3

2

7

Specialty Systems

2

4

4

4

1

1

3

2

International

Engineered Products

4

-

2

11

3

1

6

5

Specialty Systems

3

2

2

-

3

5

7

1

Total

11

10

13

19

9

10

18

15

2006

2007

SEGMENT REPORTING CHANGE

In 4Q07, a change was made to how the
operations were internally reported to top
management.

The company’s 825 business units have been
organized into 56 operating segments.

The 56 operating segments have been
aggregated into eight reportable segments.

Restatements of the operating results for the
new segments for 2005, 2006, and 2007 will
be reported in the 2007 Form 10-K.

NEW SEGMENTS
Revenues

(in millions)

2007

2006

2005

Industrial Packaging

2,401

2,165

2,098

Power Systems & Electronics

2,246

1,848

1,493

Transportation

2,215

1,962

1,913

Construction Products

2,064

1,898

1,727

Food Equipment

1,930

1,521

1,484

Decorative Surfaces

1,239

1,004

940

Polymers & Fluids

1,002

762

677

All Other

3,120

2,699

2,259

Less: Intersegment Revenue

(46)

(60)

(51)

16,171

13,799

12,540

Key Economic Data

Fundamentals declining but still “relatively strong” in Europe

EuroZone industrial production: 2.9% in November ’07 vs.
4.0% in August ’07

EuroZone Purchasing Managers Index: 52.6% in
December ’07 vs. 53.2% in September ’07

Ongoing weakening of macro data for North America

US Industrial Production (ex. Tech.): 0.2% in December ’07
vs. 0.7% in September ’07

North American December ’07 ISM Index: 47.7% vs. 52.0%
in September ’07; ISM finally goes “no growth” in
December

ITW
Engineered Products - North America

2006

2007

Q4

Q4

Amount

%

Operating Revenues

927.9

952.5

24.6

2.7%

Operating Income

142.1

147.2

5.1

3.6%

Operating Margins

15.3%

15.5%

0.2%

F(U) Last Year

Engineered Products - North America
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

-1.8%

-4.6%

-0.5%

Nonvolume-related

-

4.8%

0.8%

Total

-1.8%

0.2%

0.3%

Acquisitions

3.6%

1.5%

-0.3%

Divestitures

-

-

-

Translation

0.8%

1.0%

-

Impairment

-

-

-

Restructuring

-

0.9%

0.1%

Other

0.1%

-

0.1%

Total

2.7%

3.6%

0.2%

% F(U) Prior Year

Engineered Products - North America
Key Points

Total construction base revenues: -4% for Q4 ’07 vs. -5% for Q3 ’07

ITW construction (tools/fasteners/trusses) base revenues: -10% for Q4 ’07
vs. -8% for Q3 ’07

             - new housing: -16% in Q4 ’07 vs. -19% in Q3 ’07 (-24% decline in housing starts in Q4 ’07)

             - renovation: -8% in Q4 ’07 vs. -3% Q3 ’07

             - commercial: +4% in Q4 ’07 vs. +4% Q3 ’07

Wilsonart (high pressure laminate): base revenues +3% in Q4 ’07

             - Better laminate sales were driven by demand for high end HD laminate

Engineered Products - North America
Key Points

ITW’s Automotive base revenues: 0% for Q4 ’07 vs. +2% for Q3 ’07

Detroit 3 build rates: -3%for Q4 ’07 vs. +1% for Q3 ’07

GM: -7% for Q4 ’07; -8% for FY ’07

Ford: +3% for Q4 ’07; -7% for FY ’07

Chrysler: -3% for Q4 ’07; 0 for FY ’07

New domestic build rates: +8% for Q4 ’07; +6% for FY ’07

Detroit 3 inventories: 68 days at 12-31-07 vs. 70 days at 9-30-07

GM: 73 days

Ford: 70 days

Chrysler: 59 days

New domestics’ inventories: 53 days at 12-31-07 vs. 48 days at 9-30-07

Industrial: base revenues 0% for Q4 ’07

Key contributors: Polymers (+3%); Minigrip/ZipPak (+5%); Fluid
Products (+7%); Industrial Plastics (-6%)

ITW
Engineered Products - International

2006

2007

Q4

Q4

Amount

%

Operating Revenues

816.4

1,108.5

292.1

35.8%

Operating Income

135.0

163.9

28.9

21.4%

Operating Margins

16.5%

14.8%

-1.7%

F(U) Last Year

Engineered Products - International
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

6.6%

15.8%

1.4%

Nonvolume-related

-

-11.3%

-1.7%

Total

6.6%

4.5%

-0.3%

Acquisitions

16.2%

6.9%

-1.2%

Divestitures

-0.4%

-0.3%

-

Translation

13.3%

13.0%

0.2%

Impairment

-

-

-

Restructuring

-

-2.7%

-0.4%

Other

0.1%

-

-

Total

35.8%

21.4%

-1.7%

% F(U) Prior Year

Engineered Products - International
Key Points

Construction base revenues: +7% in Q4 ’07 vs. +8% in Q3 ’07

Europe: +4% (growth in many countries: France, Germany and
Nordic countries)

Asia-Pacific: +13% (commercial/retail strength in Australia)

Wilsonart Intl.: +3% (strength in Germany)

Automotive base revenues: +8% in Q4 ’07 vs. +8% in Q3 ’07

Builds: +6% in Q4 ’07

Key OEM builds: Fiat: +14%; BMW: +13.1%; GM Group: +11.2%;
Daimler: +10.1%; Ford Group: +3.2%; PSA Group: +1.5%

Industrial-based revenues: base revenues grew 5% in Q4 ’07 vs.
+3% in Q3 ’07

Fluid Products: +11%; Polymers: +7%; Industrial Plastics: -3%

ITW
Specialty Systems - North America

2006

2007

Q4

Q4

Amount

%

Operating Revenues

1,131.6

1,224.2

92.6

8.2%

Operating Income

193.2

206.1

12.9

6.7%

Operating Margins

17.1%

16.8%

-0.3%

F(U) Last Year

Specialty Systems - North America
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

2.9%

7.0%

0.7%

Nonvolume-related

-

-2.8%

-0.5%

Total

2.9%

4.2%

0.2%

Acquisitions

4.5%

-0.8%

-0.9%

Divestitures

-

-

-

Translation

0.8%

0.8%

-

Impairment

-

1.7%

0.3%

Restructuring

-

0.8%

0.1%

Other

-

-

-

Total

8.2%

6.7%

-0.3%

% F(U) Prior Year

Specialty Systems - North America
Key Points

Segment base revenues increased nearly 3% in Q4 ’07 as U.S.
industrial production rate grew less than 1.0% in Q4 ’07

Food Equipment base revenues: 6% growth in Q4 ’07 vs. 9% growth in Q3 ’07; restaurant/institutional/service segments of business prosper; YTD growth: 6%

Welding base revenues: 5% growth in Q4 ’07 vs. 7% growth in Q3
’07; reflects some slowing in industrial end markets and difficult Q4
’06 comps; YTD growth: 5%

Signode Industrial Packaging: -2% base revenues in Q4 ’07 vs. -6%
in Q3 ’07; continued weakness in construction-related packaging categories (lumber and brick/block) as well as primary metals; YTD growth: -5%

ITW
Specialty Systems - International

2006

2007

Q4

Q4

Amount

%

Operating Revenues

798.8

1,077.8

279.0

34.9%

Operating Income

112.2

148.5

36.3

32.3%

Operating Margins

14.0%

13.8%

-0.2%

F(U) Last Year

Specialty Systems - International
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

2.5%

6.8%

0.6%

Nonvolume-related

-

4.2%

0.6%

Total

2.5%

11.0%

1.2%

Acquisitions

21.2%

9.5%

-1.5%

Divestitures

-0.4%

-0.2%

-

Translation

11.7%

11.6%

-

Impairment

-

2.0%

0.3%

Restructuring

-

-1.7%

-0.2%

Other

-0.1%

0.1%

-

Total

34.9%

32.3%

-0.2%

% F(U) Prior Year

Specialty Systems - International
Key Points

Relatively strong economic/end market fundamentals serve as
backdrop for business units in segment

Food Equipment: base revenues +10% in Q4 ’07 vs. +14%
in Q3 ’07; Q4 growth largely in Europe (Germany and
France); YTD growth: +10%

Welding: base revenue +12% in Q4 ’07 vs. +6% in Q3 ’07;
Q4 increase due to demand from energy/shipbuilding
customers for consumables in Asia/China; YTD growth:
+13% growth

Signode Industrial Packaging: base revenues decline 5% in
Europe and decrease 4% in Asia/Pacific in Q4 ’07 vs. flat
performance in Q3 ’07; YTD growth: +3% for both
geographies

ITW
2008 Forecast

Mid

Low

High

Point

1st Quarter

Total Revenues

8%

11%

10%

Diluted Income per Share - Continuing

$0.72

$0.78

$0.75

% F(U) 2007

6%

14%

10%

Full Year

Total  Revenues

6%

10%

8%

Diluted Income per Share - Continuing

$3.47

$3.61

$3.54

% F(U) 2007

6%

10%

8%

ITW 2008 Forecast
Key Assumptions

Exchange rates hold at current levels.

Acquired revenues in the $0.8 billion to $1.2 billion
range.

Share repurchases of $0.8 billion to $1.0 billion for the
year.

Impairment of goodwill/intangibles of $2 million to $6
million in 1 st quarter.

Net nonoperating expense, including interest expense
and other nonoperating income, of $115 to $125
million, which is higher than 2007 by $70 to $80
million.

Tax rate of 28.75% to 29.25% range for the year.

ITW Conference Call

 Q & A

Fourth Quarter

2007